UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2017

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7701 East Kellogg Drive, Suite 300 Wichita, KS	67207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 316.612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Equity Bancshares, Inc. (the “Company”) previously adopted, subject to stockholder approval, the Company’s Annual Executive Incentive Plan (the “Incentive Plan”). The Company’s stockholders approved the Incentive Plan at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) on April 26, 2017. The Incentive Plan, which became effective upon stockholder approval, applies to the Company’s Chief Executive Officer and Chief Financial Officer. The Incentive Plan is a non-equity incentive compensation plan pursuant to which participating officers may earn cash incentive awards if certain pre-determined targets, including overall Company level performance and individual performance targets are met.

For a more detailed description of the Incentive Plan, please refer to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 22, 2017 (the “Proxy Statement”). The foregoing description of the Incentive Plan is not complete and is qualified in its entirety by reference to the Incentive Plan, a copy of which is included as Appendix A to the Proxy Statement and is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 26, 2017, the Company held its Annual Meeting to consider and act upon the items listed below:

1.	The stockholders of the Company elected the individuals listed below to serve as Class III members of the Company’s Board of Directors to serve until the Company’s 2020 annual meeting of stockholders by the votes set forth in the table below:

	For	Against	Abstain	Broker Non-Vote
Gary C. Allerheiligen	6,574,943	686,113	228,773	2,101,645
Jeff A. Bloomer	6,574,943	686,113	228,773	2,101,645
P. John Eck	6,489,206	771,850	228,773	2,101,645
Gregory L. Gaeddert	6,581,874	679,182	228,773	2,101,645

2.	The stockholders of the Company ratified the appointment of Crowe Chizek LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 by the votes set forth in the table below:

For	Against	Abstain
9,573,280	18,194	0

3.	The stockholders of the Company approved the Incentive Plan by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
7,346,582	141,746	1,501	2,101,645

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Equity Bancshares, Inc. Annual Executive Incentive Plan (incorporated by reference to Appendix A to Equity Bancshares, Inc.’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 22, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Equity Bancshares, Inc.

Date: May 2, 2017	By:	/s/ Brad S. Elliott
Brad S. Elliott
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Equity Bancshares, Inc. Annual Executive Incentive Plan (incorporated by reference to Appendix A to Equity Bancshares, Inc.’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 22, 2017).